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                                                                    EXHIBIT 23.3





CONSENT OF INDEPENDENT ACCOUNTANT



We consent to the incorporation by reference in this Registration on Form S-8 of our report appearing in Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-37993) dated April 30, 1997, except for Note 18 as to which the date is November 12, 1997 on our audits of the consolidated financial statements of Hayes Microcomputer Products, Inc.



                                                    /s/ COOPERS & LYBRAND L.L.P.



Atlanta, Georgia
January 22, 1998